UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 26, 2016

TETRA Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

24955 Interstate 45 North
The Woodlands, Texas 77380
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 367-1983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 26, 2016, TETRA Technologies, Inc. (the “Company”) issued a press release announcing the commencement of (i) a tender offer (the “2013 Tender Offer”) to purchase for cash any and all of its outstanding 4.00% Senior Notes due April 29, 2020 (the “4.00% Notes”) issued by the Company and (ii) a tender offer (the “2010 Tender Offer” and, together with the 2013 Tender Offer, the “Tender Offers”) to purchase for cash any and all of its outstanding 5.09% Senior Notes, Series 2010-A, due December 15, 2017 (the “5.09% Notes”) and 5.67% Senior Notes, Series 2010-B, due December 15, 2020 (the “5.67% Notes” and, together with the 5.09% Notes and the 4.00% Notes, the “Notes”) issued by the Company. The aggregate principal amount of the Notes outstanding is $100,000,000. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events.

On April 26, 2016, the Company announced the commencement of the Tender Offers. The offered consideration for Notes of any series to be purchased in the Tender Offers is an amount, payable in cash, equal to $100,000 per $100,000 principal amount of Notes validly tendered (and not validly withdrawn) by registered holders of Notes prior to the expiration of the Tender Offers immediately after 11:59 p.m., Eastern Time, on May 24, 2016 (unless extended by the Company in its sole discretion or the Company terminates the Tender Offers earlier) and accepted for purchase by the Company pursuant to the Tender Offers, plus accrued and unpaid interest on such Notes up to, but not including, the date of payment for such Notes. Consummation of the Tender Offers is subject to certain customary conditions.

Forward-Looking Statements

The information in this Current Report on Form 8-K includes certain statements that are deemed to be forward-looking statements. Generally, the use of words such as “may,” “expect,” “intend,” “estimate,” “projects,” “anticipate,” “believe,” “assume,” “could,” “should,” “plans,” “targets” or similar expressions that convey the uncertainty of future events, activities, expectations or outcomes identify forward-looking statements that the Company intends to be included within the safe harbor protections provided by the federal securities laws. These forward-looking statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of risks and uncertainties, many of which are beyond the control of the Company. Investors are cautioned that any such statements are not guarantees of future performances or results and that actual results or developments may differ materially from those projected in the forward-looking statements. Some of the factors that could affect actual results are described in the section titled “Risk Factors” contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2015, as well as other risks identified from time to time in its reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release, dated April 26, 2016, announcing the commencement of the Tender Offers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By:	/s/Stuart M. Brightman
Stuart M. Brightman
President & Chief Executive Officer
Date: April 26, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated April 26, 2016, announcing the commencement of the Tender Offers.

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